ADVISORSHARES TRUST

(the “Trust”)

ADVISORSHARES Newfleet Multi-Sector Income ETF

NYSE Arca Ticker: MINC

Supplement dated July 26, 2022 to the

Summary Prospectus, Prospectus and Statement of Additional Information

dated November 1, 2021

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for the AdvisorShares Newfleet Multi-Sector Income ETF (the “Fund”). It should be read in conjunction with those documents and retained for future reference.

On July 1, 2022, Virtus Investment Partners, Inc. (“Virtus”), the parent company of Newfleet Asset Management, LLC (“Newfleet”), the investment sub-advisor to the Fund, restructured its three fixed income advisory entities, including Newfleet, into one combined investment advisor called Virtus Fixed Income Advisers, LLC. Accordingly, Virtus Fixed Income Advisers, LLC dba Newfleet Asset Management became the sub-advisor to the Fund and all references to Newfleet are to the newly restructured advisory entity. There have been no changes to the Fund’s portfolio managers, sub-advisory services, or sub-advisory fee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.